UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6174

MFS INSTITUTIONAL TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Institutional Large Cap Value Fund

MFS® Institutional Trust
Annual report

6/30/10
ILV-ANN

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address www.sipc.org.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED  •  MAY LOSE VALUE •  NO BANK GUARANTEE

MFS Institutional Large Cap Value Fund

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

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MFS Institutional Large Cap Value Fund

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.3%
AT&T, Inc.	3.3%
Goldman Sachs Group, Inc.	3.0%
Philip Morris International, Inc.	3.0%
Johnson & Johnson	2.9%
Bank of New York Mellon Corp.	2.7%
MetLife, Inc.	2.6%
JPMorgan Chase & Co.	2.5%
United Technologies Corp.	2.2%
Chevron Corp.	2.1%

Equity sectors
Financial Services	21.6%
Health Care	11.6%
Energy	11.6%
Industrial Goods & Services	10.6%
Consumer Staples	10.5%
Utilities & Communications	9.5%
Technology	5.8%
Retailing	4.0%
Special Products & Services	3.9%
Leisure	3.5%
Basic Materials	3.2%
Autos & Housing	2.3%
Transportation	0.5%

Percentages are based on net assets as of 6/30/10.

The portfolio is actively managed and current holdings may be different.

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MFS Institutional Large Cap Value Fund

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2010, the MFS Institutional Large Cap Value Fund (the “fund”) provided a total return 9.45%, at net asset value. This compares with a return of 16.92% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and implemented a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Detractors from Performance

Stock selection in the financial services sector was the principal detractor from the fund’s performance relative to the Russell 1000 Value Index. Our overweighted positions in poor-performing financial services firms Bank of New York Mellon, State Street Corp., and Goldman Sachs Group hindered relative results. Shares of Bank of New York Mellon and State Street depreciated due to revenue and earnings pressure resulting from the low interest rate environment coupled with concerns about price competition in their core custody business. In addition, during the latter part of the reporting period, uncertainty regarding the Financial Services Reform Act and the announcement of an SEC civil lawsuit against Goldman Sachs brought its stock price under pressure. Not owning financial services provider American Express, which outperformed the benchmark over the reporting period, also held back relative returns.

Security selection in the industrial goods and services sector was another negative factor for relative returns. Our ownership in shares of defense contractor Lockheed Martin, and not holding strong-performing diversified industrial conglomerate General Electric and aerospace company Boeing, also hurt relative results. Following weaker-than-expected results for the first half of the reporting period, Lockheed Martin reduced its earnings growth forecast due to much higher pension expenses going forward, putting additional pressure on its shares during the second half of 2009.

Stocks owned in other sectors that had a negative effect on relative performance included integrated oil company TOTAL (b), electricity provider PPL Corp., and enterprise software products maker Oracle (b). The stock price of TOTAL suffered on the back of sluggish production growth, below average sensitivity to commodity prices and a strengthening U.S. Dollar versus the Euro.

During the reporting period, the fund’s currency exposure detracted from relative returns. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Contributors to Performance

Top relative contributors during the reporting period included the fund’s underweighted position in integrated oil and gas company Exxon Mobil, and its positions in chemical company PPG Industries, insurance company MetLife, building systems

3

MFS Institutional Large Cap Value Fund

Management Review – continued

and aerospace technology supplier United Technologies, athletic shoes and apparel manufacturer NIKE (b), diversified technology company 3M Co. (b), and auto parts retailer Advance Auto Parts (b). Shares of Advanced Auto Parts rose as the company’s earnings performance appeared to have significantly exceeded investor expectations driven by strong same store sales, gross margin improvement, and an accelerated share repurchase program.

Elsewhere, not owning weak-performing telecommunications services provider Verizon Communications, utility holding company Exelon, and investment firm Morgan Stanley, helped relative performance.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Institutional Large Cap Value Fund

PERFORMANCE SUMMARY THROUGH 6/30/10

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment (t)

Total Returns through 6/30/10

Average annual without sales charge

Fund inception date	1-yr	5-yr	Life (t)
5/01/01	9.45%	0.99%	2.75%

Comparative benchmark
Russell 1000 Value Index (f)	16.92%	(1.64)%	1.49%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 1, 2001, through the stated period end.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Institutional Large Cap Value Fund

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2010 through June 30, 2010

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/10	Ending Account Value 6/30/10	Expenses Paid During Period (p) 1/01/10-6/30/10
Actual	0.65%	$1,000.00	$925.39	$3.10
Hypothetical (h)	0.65%	$1,000.00	$1,021.57	$3.26

(h)	5% fund return per year before expenses.

(p)	Expenses paid is equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Institutional Large Cap Value Fund

PORTFOLIO OF INVESTMENTS – 6/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.4%
Aerospace – 9.5%
Honeywell International, Inc.	31,719	$1,237,987
Lockheed Martin Corp.	69,179	5,153,836
Northrop Grumman Corp.	43,915	2,390,733
United Technologies Corp.	40,258	2,613,147

		$11,395,703

Alcoholic Beverages – 1.3%
Diageo PLC, ADR	25,310	$1,587,949

Apparel Manufacturers – 1.1%
NIKE, Inc., “B”	19,802	$1,337,625

Automotive – 0.3%
Johnson Controls, Inc.	14,342	$385,370

Broadcasting – 2.7%
Omnicom Group, Inc.	39,923	$1,369,359
Walt Disney Co.	58,972	1,857,618

		$3,226,977

Business Services – 3.8%
Accenture Ltd., “A”	63,727	$2,463,049
Dun & Bradstreet Corp.	10,605	711,808
MasterCard, Inc., “A”	3,641	726,489
Western Union Co.	45,247	674,633

		$4,575,979

Chemicals – 2.3%
3M Co.	18,416	$1,454,680
PPG Industries, Inc.	20,711	1,251,152

		$2,705,832

Computer Software – 1.7%
Oracle Corp.	92,943	$1,994,557

Computer Software – Systems – 2.2%
Hewlett-Packard Co.	8,988	$389,001
International Business Machines Corp.	17,764	2,193,499

		$2,582,500

Construction – 2.0%
Pulte Homes, Inc. (a)	47,054	$389,607
Sherwin-Williams Co.	18,133	1,254,622
Stanley Black & Decker, Inc.	14,410	727,993

		$2,372,222

Consumer Products – 0.9%
Procter & Gamble Co.	17,013	$1,020,440

Consumer Services – 0.1%
Apollo Group, Inc., “A” (a)	3,615	$153,529

Electrical Equipment – 0.5%
Danaher Corp.	16,924	$628,219

Electronics – 1.4%
Intel Corp.	88,327	$1,717,960

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 3.7%
Apache Corp.	19,764	$1,663,931
Devon Energy Corp.	14,676	894,062
EOG Resources, Inc.	10,767	1,059,150
Occidental Petroleum Corp.	10,856	837,540

		$4,454,683

Energy – Integrated – 6.3%
Chevron Corp.	36,882	$2,502,813
Exxon Mobil Corp.	33,625	1,918,979
Hess Corp.	28,136	1,416,366
TOTAL S.A., ADR	39,411	1,759,307

		$7,597,465

Food & Beverages – 4.8%
General Mills, Inc.	29,094	$1,033,419
J.M. Smucker Co.	9,288	559,323
Kellogg Co.	24,217	1,218,115
Nestle S.A., ADR	34,415	1,660,180
PepsiCo, Inc.	20,871	1,272,087

		$5,743,124

Food & Drug Stores – 1.0%
CVS Caremark Corp.	25,918	$759,916
Walgreen Co.	18,100	483,270

		$1,243,186

General Merchandise – 0.6%
Wal-Mart Stores, Inc.	15,646	$752,103

Insurance – 7.5%
ACE Ltd.	6,758	$347,902
Allstate Corp.	33,266	955,732
Aon Corp.	26,286	975,736
Chubb Corp.	16,570	828,666
MetLife, Inc.	83,351	3,147,334
Prudential Financial, Inc.	27,844	1,494,109
Travelers Cos., Inc.	24,978	1,230,167

		$8,979,646

Leisure & Toys – 0.5%
Hasbro, Inc.	15,007	$616,788

Machinery & Tools – 0.6%
Eaton Corp.	11,464	$750,204

Major Banks – 14.1%
Bank of America Corp.	155,422	$2,233,414
Bank of New York Mellon Corp.	130,076	3,211,576
Goldman Sachs Group, Inc.	27,317	3,585,903
JPMorgan Chase & Co.	80,973	2,964,422
PNC Financial Services Group, Inc.	21,493	1,214,355
Regions Financial Corp.	25,254	166,171
State Street Corp.	37,164	1,256,886
Wells Fargo & Co.	88,331	2,261,274

		$16,894,001

7

MFS Institutional Large Cap Value Fund

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 3.6%
Becton, Dickinson & Co.	15,650	$1,058,253
Medtronic, Inc.	41,089	1,490,298
St. Jude Medical, Inc. (a)	19,709	711,298
Thermo Fisher Scientific, Inc. (a)	9,420	462,051
Waters Corp. (a)	9,567	618,985

		$4,340,885

Network & Telecom – 0.5%
Cisco Systems, Inc. (a)	25,214	$537,310

Oil Services – 1.6%
National Oilwell Varco, Inc.	25,083	$829,495
Noble Corp.	15,298	472,861
Transocean, Inc. (a)	12,483	578,337

		$1,880,693

Pharmaceuticals – 8.0%
Abbott Laboratories	51,590	$2,413,380
GlaxoSmithKline PLC, ADR	14,895	506,579
Johnson & Johnson	59,884	3,536,749
Merck & Co., Inc.	17,512	612,395
Pfizer, Inc.	151,433	2,159,435
Roche Holding Ltd., ADR	11,360	389,648

		$9,618,186

Railroad & Shipping – 0.5%
Canadian National Railway Co.	10,689	$613,335

Restaurants – 0.3%
McDonald’s Corp.	5,530	$364,261

Specialty Chemicals – 0.9%
Air Products & Chemicals, Inc.	17,426	$1,129,379

Specialty Stores – 1.3%
Advance Auto Parts, Inc.	16,252	$815,525
Home Depot, Inc.	11,914	334,426
Staples, Inc.	21,607	411,613

		$1,561,564

Telecommunications – Wireless – 1.6%
Vodafone Group PLC, ADR	90,970	$1,880,350

Telephone Services – 3.3%
AT&T, Inc.	165,483	$4,003,034

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 3.5%
Altria Group, Inc.	32,941	$660,138
Philip Morris International, Inc.	77,384	3,547,283

		$4,207,421

Utilities – Electric Power – 4.4%
CenterPoint Energy, Inc.	7,730	$101,727
Dominion Resources, Inc.	39,890	1,545,339
Entergy Corp.	6,549	469,039
NextEra Energy, Inc.	12,157	592,775
PG&E Corp.	27,786	1,142,005
PPL Corp.	22,756	567,762
Public Service Enterprise Group, Inc.	28,693	898,952

		$5,317,599

Total Common Stocks (Identified Cost, $120,431,749)		$118,170,079

CONVERTIBLE PREFERRED STOCKS – 0.2%
Utilities – Electric Power – 0.2%
PPL Corp. (Identified Cost, $205,000)	4,100	$213,222

MONEY MARKET FUNDS (v) – 1.4%
MFS Institutional Money Market Portfolio, 0.22%, at Cost and Net Asset Value	1,668,530	$1,668,530

Total Investments (Identified Cost, $122,305,279)		$120,051,831

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(48,729)

Net Assets – 100.0%		$120,003,102

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Institutional Large Cap Value Fund

FINANCIAL STATEMENTS   |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 6/30/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $120,636,749)	$118,383,301
Underlying funds, at cost and value	1,668,530
Total investments, at value (identified cost, $122,305,279)	$120,051,831
Receivables for
Investments sold	383,805
Fund shares sold	115,218
Dividends	183,330
Receivable from investment adviser	300
Other assets	502
Total assets		$120,734,986
Liabilities
Payable to custodian	$143
Payables for
Investments purchased	661,596
Fund shares reacquired	56,576
Payable to affiliates
Investment adviser	3,701
Shareholder servicing costs	79
Administrative services fee	149
Payable for independent Trustees’ compensation	439
Accrued expenses and other liabilities	9,201
Total liabilities		$731,884
Net assets		$120,003,102
Net assets consist of
Paid-in capital	$128,046,455
Unrealized appreciation (depreciation) on investments	(2,253,448)
Accumulated net realized gain (loss) on investments	(6,503,891)
Undistributed net investment income	713,986
Net assets		$120,003,102
Shares of beneficial interest outstanding		15,601,651
Net asset value per share (net assets of $120,003,102 / 15,601,651 shares of beneficial interest outstanding)		$7.69

See Notes to Financial Statements

9

MFS Institutional Large Cap Value Fund

FINANCIAL STATEMENTS   |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 6/30/10
Net investment income
Income
Dividends	$1,730,213
Dividends from underlying funds	2,919
Total investment income		$1,733,132
Expenses
Management fee	$383,904
Shareholder servicing costs	8,196
Administrative services fee	20,325
Independent Trustees’ compensation	2,778
Custodian fee	15,444
Shareholder communications	3,758
Auditing fees	44,150
Legal fees	1,373
Miscellaneous	33,268
Total expenses		$513,196
Fees paid indirectly	(9)
Reduction of expenses by investment adviser	(76,207)
Net expenses		$436,980
Net investment income		$1,296,152
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)	$(610,483)
Change in unrealized appreciation (depreciation) on investments	$401,507
Net realized and unrealized gain (loss) on investments		$(208,976)
Change in net assets from operations		$1,087,176

See Notes to Financial Statements

10

MFS Institutional Large Cap Value Fund

FINANCIAL STATEMENTS   |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Years ended 6/30	2010	2009
Change in net assets
From operations
Net investment income	$1,296,152	$956,093
Net realized gain (loss) on investments	(610,483)	(5,392,238)
Net unrealized gain (loss) on investments	401,507	(5,943,242)
Change in net assets from operations	$1,087,176	$(10,379,387)
Distributions declared to shareholders
From net investment income	$(1,050,005)	$(912,669)
Change in net assets from fund share transactions	$74,167,184	$9,425,987
Total change in net assets	$74,204,355	$(1,866,069)
Net assets
At beginning of period	45,798,747	47,664,816
At end of period (including undistributed net investment income of $713,986 and $467,839, respectively)	$120,003,102	$45,798,747

See Notes to Financial Statements

11

MFS Institutional Large Cap Value Fund

FINANCIAL STATEMENTS   |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.14	$9.49	$13.01	$11.26	$11.09
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.18	$0.18	$0.23	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.53 (g)	(2.34)	(1.29)	2.39	1.06
Total from investment operations	$0.68	$(2.16)	$(1.11)	$2.62	$1.27
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.19)	$(0.27)	$(0.30)	$(0.24)
From net realized gain on investments	—	—	(2.14)	(0.57)	(0.86)
Total distributions declared to shareholders	$(0.13)	$(0.19)	$(2.41)	$(0.87)	$(1.10)
Net asset value, end of period	$7.69	$7.14	$9.49	$13.01	$11.26
Total return (%) (r)(s)	9.45	(22.69)	(10.59)	23.88	12.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.89	0.84	0.77	0.75
Expenses after expense reductions (f)	0.63	0.55	0.55	0.55	0.55
Net investment income	1.86	2.44	1.67	1.89	1.81
Portfolio turnover	22	34	31	27	50
Net assets at end of period (000 omitted)	$120,003	$45,799	$47,665	$82,164	$97,148

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

MFS Institutional Large Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Institutional Large Cap Value Fund (the fund) is a series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active

13

MFS Institutional Large Cap Value Fund

Notes to Financial Statements – continued

markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of June 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$109,772,731	$213,222	$—	$109,985,953
United Kingdom	3,974,878	—	—	3,974,878
Switzerland	2,049,828	—	—	2,049,828
France	1,759,307	—	—	1,759,307
Canada	613,335	—	—	613,335
Mutual Funds	1,668,530	—	—	1,668,530
Total Investments	$119,838,609	$213,222	$—	$120,051,831

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended June 30, 2010, the fund did not invest in any derivative instruments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

14

MFS Institutional Large Cap Value Fund

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/10	6/30/09
Ordinary income (including any short-term capital gains)	$1,050,005	$912,669

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/10
Cost of investments	$123,422,156
Gross appreciation	3,071,118
Gross depreciation	(6,441,443)
Net unrealized appreciation (depreciation)	$(3,370,325)
Undistributed ordinary income	713,986
Capital loss carryforwards	(5,309,384)
Post-October capital loss deferral	(77,630)

As of June 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

6/30/17	$(1,277,302)
6/30/18	(4,032,082)
$(5,309,384)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

Prior to November 1, 2009, the investment adviser had agreed in writing to pay all of the fund’s operating expenses, exclusive of management fee, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses. This written agreement terminated on October 31, 2009. For the period July 1, 2009 through October 31, 2009, this reduction amounted to $38,512 and is reflected as a reduction of total expenses in the Statement of Operations. Effective November 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.65% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2011. For the period November 1, 2009 through June 30, 2010, this reduction amounted to $37,343 and is reflected as a reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2010, the fee was $7,975, which equated to 0.0114% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2010, these costs amounted to $221.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2010 was equivalent to an annual effective rate of 0.0291% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation

15

MFS Institutional Large Cap Value Fund

Notes to Financial Statements – continued

directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended June 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $636 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $352, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $88,455,920 and $15,047,083, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/10		Year ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold	9,478,879	$76,533,985	1,528,245	$10,236,112
Shares issued to shareholders in reinvestment of distributions	128,520	1,050,005	135,411	912,669
Shares reacquired	(418,245)	(3,416,806)	(276,082)	(1,722,794)
Net change	9,189,154	$74,167,184	1,387,574	$9,425,987

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2010, the fund’s commitment fee and interest expense were $890 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

16

MFS Institutional Large Cap Value Fund

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	613,680	79,138,813	(78,083,963)	1,668,530

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,919	$1,668,530

17

MFS Institutional Large Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of

MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Value Fund (one of the portfolios comprising MFS Institutional Trust) (the “Fund”) as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Large Cap Value Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 17, 2010

18

MFS Institutional Large Cap Value Fund

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

19

MFS Institutional Large Cap Value Fund

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

20

MFS Institutional Large Cap Value Fund

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

21

MFS Institutional Large Cap Value Fund

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Institutional Trust, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	1,339,353,380.744	59,930,082.436
Lawrence H. Cohn, M.D.	1,339,353,380.744	59,930,082.436
Maureen R. Goldfarb	1,339,350,489.744	59,932,973.436
David H. Gunning	1,339,353,380.744	59,930,082.436
William R. Gutow	1,339,353,380.744	59,930,082.436
Michael Hegarty	1,339,353,380.744	59,930,082.436
John P. Kavanaugh	1,339,350,489.744	59,932,973.436
Robert J. Manning	1,339,353,380.744	59,930,082.436
Robert C. Pozen	1,339,353,380.744	59,930,082.436
J. Dale Sherratt	1,339,353,380.744	59,930,082.436
Laurie J. Thomsen	1,339,353,380.744	59,930,082.436
Robert W. Uek	1,339,350,489.744	59,932,973.436

22

MFS Institutional Large Cap Value Fund

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 on the MFS web site (mfs.com) by clicking the “Institutional Investors & Consultants” role, then choosing the United States, then “US Institutional Trust & Reports,” then “Fact Sheets, Prospectuses & Reports,” then a fund name.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by clicking on the “Institutional Investors & Consultants” role, then choosing the United States, and then either clicking the “News & Events” section or the fund’s name under “US Institutional Trusts” in the “US Institutional Trust & Reports” section.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

MFS Institutional Large Cap Value Fund

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

CONTACT US

Web site

mfs.com

Call

1-800-637-2262

Write

MFS Investment Management®

500 Boylston Street

Boston, MA 02116-3741

MFS INVESTMENT MANAGEMENT

MFS® Institutional International Equity Fund

MFS® Institutional Trust
Annual report

6/30/10
IIE-ANN

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED  •  MAY LOSE VALUE •  NO BANK GUARANTEE

MFS Institutional International Equity Fund

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

MFS Institutional International Equity Fund

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.6%
Roche Holding AG	4.1%
Linde AG	3.5%
LVMH Moet Hennessy Louis Vuitton S.A.	3.4%
Reckitt Benckiser Group PLC	3.2%
Canadian National Railway Co.	3.0%
Schneider Electric S.A.	3.0%
Heineken N.V.	2.9%
HSBC Holdings PLC	2.5%
Diageo PLC	2.3%

Equity sectors
Consumer Staples	18.5%
Financial Services	15.2%
Health Care	9.8%
Basic Materials	9.8%
Retailing	9.7%
Technology	8.1%
Energy	5.3%
Industrial Goods & Services	5.1%
Special Products & Services	4.9%
Transportation	4.3%
Utilities & Communications	3.9%
Leisure	3.8%

Country weightings
Switzerland	17.5%
United Kingdom	17.2%
France	15.1%
Germany	11.2%
Japan	11.2%
Netherlands	9.6%
Canada	3.0%
India	2.9%
Hong Kong	1.8%
Other Countries	10.5%

Percentages are based on net assets as of 6/30/10.

The portfolio is actively managed and current holdings may be different.

MFS Institutional International Equity Fund

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2010, the MFS Institutional International Equity Fund (the “fund”) provided a total return of 13.22%, at net asset value. This compares with a return of 6.38% for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and implemented a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Contributors to Performance

Stock selection and, to a lesser extent, an overweighted position in the retailing sector were the primary contributors to performance relative to the MSCI EAFE Index. The fund’s overweighted positions in strong-performing luxury goods companies, LVMH Moët Hennessy Louis Vuitton (France) and Compagnie Financiere Richemont (Switzerland), aided relative results. Shares of LVMH performed well during the period. While worldwide sales of discretionary items such as champagne, jewelry and watches suffered, sales of Louis Vuitton products increased significantly, highlighting the resilience of its brand.

Stock selection in the industrial goods and services sector also boosted relative performance. An overweighted position in electrical distribution equipment manufacturer Schneider Electric (France) aided results as this stock significantly outperformed the benchmark during the reporting period.

Stock selection in the transportation sector was another positive factor for relative returns. The fund’s holdings of railroad company Canadian National Railway (b) (Canada) were among the fund’s top relative contributors. Shares of Canadian National Railway rose, it appeared, as the company announced its belief that the economy had touched bottom and was expected to gradually recover. The company weathered the economic storm with deep cost cuts and programs to boost efficiency.

Stocks in other sectors that benefited relative results included industrial and medical gases producer Linde AG (Germany), technology consulting firm Infosys (b) (India), advertising and marketing firm WPP Group (United Kingdom), global food company Nestle S.A. (Switzerland), and flavors and fragrances company Givaudan (Switzerland). Not holding poor-performing integrated oil company BP PLC (Switzerland) was also favorable for relative performance.

Detractors from Performance

Stock selection in the health care sector held back relative performance. The fund’s overweighted positions in healthcare products manufacturer Merck KGaA and biopharmaceutical company Actelion (Switzerland) hampered relative results. Shares of Merck KGaA appeared to have lagged the benchmark as a result of a European expert panel’s rejection of the company’s cancer drug to use against lung cancer. The company subsequently dropped the drug’s development program for lung cancer. Not holding strong-performing pharmaceutical company Novartis (Switzerland) also hurt relative returns.

MFS Institutional International Equity Fund

Management Review – continued

Stocks in other sectors that were among the fund’s top relative detractors included oil and gas exploration company INPEX Holdings (Japan), credit card company AEON Credit Service Co. (Japan), energy and environmental services firm GDF SUEZ (France), stock exchange Deutsche Boerse (Germany), and gaming operators William Hill (b) (United Kingdom) and Ladbrokes PLC (United Kingdom). Shares of William Hill declined as the company announced a fall in net income driven by reduced discretionary spending in the United Kingdom. Not holding strong-performing electronics and electrical engineering company Siemens (Germany) was another negative factor for relative performance.

During the reporting period, currency exposure was a detractor from the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Daniel Ling	Marcus Smith
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective October 1, 2009, Daniel Ling became a co-manager of the fund. Previously, the fund was co-managed by David Mannheim.

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Institutional International Equity Fund

PERFORMANCE SUMMARY THROUGH 6/30/10

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/10

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
1/31/96	13.22%	4.37%	3.38%

Comparative benchmark
MSCI EAFE Index (f)	6.38%	1.35%	0.59%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Institutional International Equity Fund

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2010 through June 30, 2010

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/10	Ending Account Value 6/30/10	Expenses Paid During Period (p) 1/01/10-6/30/10
Actual	0.75%	$1,000.00	$886.52	$3.51
Hypothetical (h)	0.75%	$1,000.00	$1,021.08	$3.76

(h)	5% fund return per year before expenses.

(p)	Expenses paid is equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Institutional International Equity Fund

PORTFOLIO OF INVESTMENTS – 6/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.4%
Alcoholic Beverages – 6.8%
Diageo PLC	3,505,404	$54,926,386
Heineken N.V.	1,622,740	68,786,921
Pernod Ricard S.A. (l)	466,175	36,061,819

		$159,775,126

Apparel Manufacturers – 6.8%
Burberry Group PLC	1,926,860	$21,728,070
Compagnie Financiere Richemont S.A.	973,482	33,868,015
Li & Fung Ltd.	4,951,000	22,163,277
LVMH Moet Hennessy Louis Vuitton S.A.	739,608	80,563,771

		$158,323,133

Biotechnology – 0.4%
Actelion Ltd. (a)	269,553	$10,052,032

Broadcasting – 1.6%
WPP Group PLC	3,901,627	$36,690,031

Brokerage & Asset Managers – 2.0%
Deutsche Boerse AG	530,200	$32,213,274
Nomura Holdings, Inc.	2,461,900	13,477,506

		$45,690,780

Business Services – 3.2%
Hays PLC	7,933,910	$10,764,442
Infosys Technology Ltd.	708,110	42,317,654
Randstad Holding N.V. (a)	543,770	21,403,388

		$74,485,484

Chemicals – 1.3%
Givaudan S.A.	37,023	$31,293,478

Computer Software – 0.9%
SAP AG	449,660	$19,972,907

Computer Software – Systems – 2.1%
Canon, Inc.	978,800	$36,492,680
Konica Minolta Holdings, Inc.	1,402,000	13,491,835

		$49,984,515

Conglomerates – 1.7%
MAN SE	163,025	$13,440,127
Smiths Group PLC	1,705,136	26,987,162

		$40,427,289

Consumer Products – 5.6%
Beiersdorf AG	717,520	$39,442,984
Reckitt Benckiser Group PLC	1,630,932	75,441,369
Svenska Cellulosa Aktiebolaget	1,483,600	17,451,137

		$132,335,490

Electrical Equipment – 3.8%
Legrand S.A.	662,130	$19,506,970
Schneider Electric S.A.	690,168	69,855,255

		$89,362,225

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 5.1%
Hirose Electric Co. Ltd.	95,300	$8,701,098
Hoya Corp.	2,054,700	43,629,327
Samsung Electronics Co. Ltd.	55,188	34,651,872
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,999,393	29,274,076
Tokyo Electron Ltd.	82,900	4,476,898

		$120,733,271

Energy – Independent – 2.4%
CNOOC Ltd.	11,211,000	$19,111,580
INPEX Corp.	6,725	37,377,374

		$56,488,954

Energy – Integrated – 2.9%
Royal Dutch Shell PLC, “A”	1,341,800	$33,885,095
TOTAL S.A.	747,972	33,288,117

		$67,173,212

Food & Beverages – 6.1%
Groupe Danone	656,807	$35,074,784
Nestle S.A.	2,224,887	107,350,739

		$142,425,523

Food & Drug Stores – 2.1%
Lawson, Inc.	698,600	$30,532,396
Tesco PLC	3,259,518	18,352,636

		$48,885,032

Gaming & Lodging – 0.7%
Ladbrokes PLC	3,606,064	$6,809,515
William Hill PLC	3,779,290	9,531,699

		$16,341,214

Insurance – 3.1%
AXA	1,419,421	$21,526,779
ING Groep N.V. (a)	4,562,586	33,874,845
Swiss Reinsurance Co.	392,586	16,149,491

		$71,551,115

Machinery & Tools – 1.3%
Fanuc Ltd.	264,600	$29,685,485

Major Banks – 7.1%
Banco Santander S.A.	917,957	$9,645,878
Erste Group Bank AG	314,683	10,011,117
HSBC Holdings PLC	6,476,394	59,084,346
Julius Baer Group Ltd.	1,356,964	38,633,877
Standard Chartered PLC	1,981,711	48,107,852

		$165,483,070

Medical Equipment – 2.8%
Sonova Holding AG	115,204	$14,127,460
Synthes, Inc.	457,434	52,599,446

		$66,726,906

MFS Institutional International Equity Fund

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Distribution – 0.5%
GDF SUEZ	446,564	$12,634,451

Other Banks & Diversified Financials – 3.0%
Aeon Credit Service Co. Ltd.	967,800	$8,583,518
Banco Santander Brasil S.A., ADR	1,185,180	12,242,909
ICICI Bank Ltd.	1,382,213	25,346,155
Komercni Banka A.S.	81,267	13,139,557
UBS AG (a)	885,280	11,734,884

		$71,047,023

Pharmaceuticals – 6.6%
Bayer AG	630,968	$35,204,905
Merck KGaA	343,869	25,051,547
Roche Holding AG	693,820	95,277,868

		$155,534,320

Printing & Publishing – 1.6%
Wolters Kluwer N.V.	1,910,420	$36,454,313

Railroad & Shipping – 3.0%
Canadian National Railway Co.	1,233,086	$70,754,475

Specialty Chemicals – 8.4%
Akzo Nobel N.V.	678,560	$35,100,621
L’Air Liquide S.A.	449,227	45,121,275
Linde AG	778,700	81,765,553
Shin-Etsu Chemical Co. Ltd.	775,700	36,087,342

		$198,074,791

Specialty Stores – 0.9%
Esprit Holdings Ltd.	3,835,900	$20,686,305

Telecommunications – Wireless – 1.1%
America Movil S.A.B. de C.V., “L”, ADR	166,020	$7,885,950
MTN Group Ltd.	1,325,280	17,373,755

		$25,259,705

Telephone Services – 1.2%
Singapore Telecommunications Ltd.	13,184,050	$28,478,226

Trucking – 1.3%
TNT N.V.	1,169,746	$29,482,580

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 1.0%
E.ON AG	592,566	$15,951,742
Red Electrica de Espana	234,329	8,376,434

		$24,328,176

Total Common Stocks (Identified Cost, $2,361,280,103)		$2,306,620,637

MONEY MARKET FUNDS (v) – 1.3%
MFS Institutional Money Market Portfolio, 0.22%, at Cost and Net Asset Value	31,461,255	$31,461,255

COLLATERAL FOR SECURITIES LOANED – 1.2%
Morgan Stanley, Repurchase Agreement, 0.03%, dated 6/30/10, due 7/01/10, total to be received $28,753,308 (secured by various U.S. Treasury and Federal Agency obligations valued at $29,328,351 in an individually traded account), at Cost and Net Asset Value	28,753,284	$28,753,284

Total Investments (Identified Cost, $2,421,494,642)		$2,366,835,176

OTHER ASSETS, LESS LIABILITIES – (0.9)%		(21,587,057)

Net Assets – 100.0%		$2,345,248,119

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

MFS Institutional International Equity Fund

FINANCIAL STATEMENTS   |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 6/30/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,390,033,387)	$2,335,373,921
Underlying funds, at cost and value	31,461,255
Total investments, at value, including $27,396,696 of securities on loan (identified cost, $2,421,494,642)	$2,366,835,176
Cash	659,149
Receivables for
Investments sold	449,876
Fund shares sold	1,240,852
Interest and dividends	6,142,631
Receivable from investment adviser	125,549
Other assets	13,926
Total assets		$2,375,467,159
Liabilities
Payables for
Investments purchased	$2,644
Fund shares reacquired	1,114,827
Collateral for securities loaned, at value	28,753,284
Payable to affiliates
Investment adviser	94,799
Shareholder servicing costs	2,041
Administrative services fee	1,821
Payable for independent Trustees’ compensation	7,179
Accrued expenses and other liabilities	242,445
Total liabilities		$30,219,040
Net assets		$2,345,248,119
Net assets consist of
Paid-in capital	$2,658,507,715
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(54,698,862)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(296,850,972)
Undistributed net investment income	38,290,238
Net assets		$2,345,248,119
Shares of beneficial interest outstanding		161,399,343
Net asset value per share (net assets of $2,345,248,119 / 161,399,343 shares of beneficial interest outstanding)		$14.53

See Notes to Financial Statements

MFS Institutional International Equity Fund

FINANCIAL STATEMENTS   |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 6/30/10
Net investment income
Income
Dividends	$61,130,088
Interest	1,317,180
Dividends from underlying funds	45,563
Foreign taxes withheld	(5,721,208)
Total investment income		$56,771,623
Expenses
Management fee	$17,251,161
Shareholder servicing costs	274,186
Administrative services fee	369,367
Independent Trustees’ compensation	58,315
Custodian fee	692,862
Shareholder communications	85,873
Auditing fees	55,340
Legal fees	49,188
Miscellaneous	178,385
Total expenses		$19,014,677
Fees paid indirectly	(228)
Reduction of expenses by investment adviser	(1,020,631)
Net expenses		$17,993,818
Net investment income		$38,777,805
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(78,323,554)
Foreign currency transactions	(448,029)
Net realized gain (loss) on investments and foreign currency transactions		$(78,771,583)
Change in unrealized appreciation (depreciation)
Investments (net of $500,261 decrease in deferred country tax)	$299,358,280
Translation of assets and liabilities in foreign currencies	(91,219)
Net unrealized gain (loss) on investments and foreign currency translation		$299,267,061
Net realized and unrealized gain (loss) on investments and foreign currency		$220,495,478
Change in net assets from operations		$259,273,283

See Notes to Financial Statements

MFS Institutional International Equity Fund

FINANCIAL STATEMENTS   |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 6/30	2010	2009
Change in net assets
From operations
Net investment income	$38,777,805	$43,427,839
Net realized gain (loss) on investments and foreign currency transactions	(78,771,583)	(205,508,484)
Net unrealized gain (loss) on investments and foreign currency translation	299,267,061	(532,079,910)
Change in net assets from operations	$259,273,283	$(694,160,555)
Distributions declared to shareholders
From net investment income	$(43,175,282)	$(42,696,176)
From net realized gain on investments	—	(23,085,862)
Total distributions declared to shareholders	$(43,175,282)	$(65,782,038)
Change in net assets from fund share transactions	$135,347,628	$126,162,042
Total change in net assets	$351,445,629	$(633,780,551)
Net assets
At beginning of period	1,993,802,490	2,627,583,041
At end of period (including undistributed net investment income of $38,290,238 and $43,135,744, respectively)	$2,345,248,119	$1,993,802,490

See Notes to Financial Statements

MFS Institutional International Equity Fund

FINANCIAL STATEMENTS   |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years . Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.06	$18.56	$21.71	$19.22	$15.48
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.31	$0.37	$0.45	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	1.51	(5.32)	(1.80)	4.16	3.72
Total from investment operations	$1.76	$(5.01)	$(1.43)	$4.61	$4.40
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)	$(0.39)	$(0.54)	$(0.20)
From net realized gain on investments	—	(0.17)	(1.33)	(1.58)	(0.46)
Total distributions declared to shareholders	$(0.29)	$(0.49)	$(1.72)	$(2.12)	$(0.66)
Net asset value, end of period	$14.53	$13.06	$18.56	$21.71	$19.22
Total return (%) (r)(s)	13.22	(26.80)	(7.28)	25.00	28.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.83	0.82	0.83	0.86
Expenses after expense reductions (f)	0.75	0.75	0.75	0.75	0.75
Net investment income	1.62	2.30	1.81	2.21	3.82
Portfolio turnover	23	27	33	42	45
Net assets at end of period (000 omitted)	$2,345,248	$1,993,802	$2,627,583	$2,778,105	$1,963,531

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

MFS Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Institutional International Equity Fund (the fund) is a series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

MFS Institutional International Equity Fund

Notes to Financial Statements – continued

cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of June 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Switzerland	$—	$411,087,290	$—	$411,087,290
United Kingdom	—	402,308,604	—	402,308,604
France	—	353,633,219	—	353,633,219
Germany	—	263,043,038	—	263,043,038
Japan	—	262,535,459	—	262,535,459
Netherlands	—	225,102,671	—	225,102,671
Canada	70,754,475	—	—	70,754,475
India	—	67,663,809	—	67,663,809
Hong Kong	—	42,849,582	—	42,849,582
Other Countries	62,542,492	145,099,998	—	207,642,490
Short Term Securities	—	28,753,284	—	28,753,284
Mutual Funds	31,461,255	—	—	31,461,255
Total Investments	$164,758,222	$2,202,076,954	$—	$2,366,835,176

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,582,038,066 were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended June 30, 2010, the fund did not invest in any derivative instruments.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in

MFS Institutional International Equity Fund

Notes to Financial Statements – continued

short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/10	6/30/09
Ordinary income (including any short-term capital gains)	$43,175,282	$42,701,823
Long-term capital gain	—	23,080,215
Total distributions	$43,175,282	$65,782,038

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/10
Cost of investments	$2,486,802,201
Gross appreciation	223,932,676
Gross depreciation	(343,899,701)
Net unrealized appreciation (depreciation)	$(119,967,025)
Undistributed ordinary income	38,332,860
Capital loss carryforwards	(170,288,906)
Post-October capital loss deferral	(61,254,507)
Other temporary differences	(82,018)

MFS Institutional International Equity Fund

Notes to Financial Statements – continued

As of June 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

6/30/17	$(42,513,026)
6/30/18	(127,775,880)
Total	$(170,288,906)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended June 30, 2010 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.75% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2011. For the year ended June 30, 2010, this reduction amounted to $1,007,929 and is reflected as a reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2010, the fee was $271,364, which equated to 0.0113% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2010, these costs amounted to $2,822.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2010 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended June 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $24,228 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $12,702, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $643,625,403 and $530,122,521, respectively.

MFS Institutional International Equity Fund

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/10		Year ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold	33,614,664	$521,185,905	42,139,964	$525,722,593
Shares issued to shareholders in reinvestment of distributions	2,171,271	35,000,882	4,467,734	54,640,383
Shares reacquired	(27,030,696)	(420,839,159)	(35,549,532)	(454,200,934)
Net change	8,755,239	$135,347,628	11,058,166	$126,162,042

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2010, the fund’s commitment fee and interest expense were $32,116 and $2,151, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,864,306	519,407,408	(493,810,459)	31,461,255

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$45,563	$31,461,255

MFS Institutional International Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of

MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of the portfolios comprising MFS Institutional Trust) (the “Fund”) as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 17, 2010

MFS Institutional International Equity Fund

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

MFS Institutional International Equity Fund

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

MFS Institutional International Equity Fund

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

Daniel Ling

Marcus Smith

Custodian JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

MFS Institutional International Equity Fund

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Institutional Trust, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	1,339,353,380.744	59,930,082.436
Lawrence H. Cohn, M.D.	1,339,353,380.744	59,930,082.436
Maureen R. Goldfarb	1,339,350,489.744	59,932,973.436
David H. Gunning	1,339,353,380.744	59,930,082.436
William R. Gutow	1,339,353,380.744	59,930,082.436
Michael Hegarty	1,339,353,380.744	59,930,082.436
John P. Kavanaugh	1,339,350,489.744	59,932,973.436
Robert J. Manning	1,339,353,380.744	59,930,082.436
Robert C. Pozen	1,339,353,380.744	59,930,082.436
J. Dale Sherratt	1,339,353,380.744	59,930,082.436
Laurie J. Thomsen	1,339,353,380.744	59,930,082.436
Robert W. Uek	1,339,350,489.744	59,932,973.436

MFS Institutional International Equity Fund

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 on the MFS web site (mfs.com) by clicking the “Institutional Investors & Consultants” role, then choosing the United States, then “US Institutional Trust & Reports,” then “Fact Sheets, Prospectuses & Reports,” then a fund name.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by clicking on the “Institutional Investors & Consultants” role, then choosing the United States, and then either clicking the “News & Events” section or the fund’s name under “US Institutional Trusts” in the “US Institutional Trust & Reports” section.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $46,771,562. The fund intends to pass through foreign tax credits of $3,563,277 for the fiscal year.

MFS Institutional International Equity Fund

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

Call

1-800-637-2262

Write

MFS Investment Management®

500 Boylston Street

Boston, MA 02116-3741

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended June 30, 2010 and 2009, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Institutional International Equity Fund	37,185	36,472
MFS Institutional Large Cap Value Fund	36,808	36,102
Total	73,993	72,574

For the fiscal years ended June 30, 2010 and 2009, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Institutional International Equity Fund	0	0	6,101	5,981	1,382	1,068
To MFS Institutional Large Cap Value Fund	0	0	5,756	5,643	1,382	1,068
Total fees billed by Deloitte To above Funds:	0	0	11,857	11,624	2,764	2,136
To MFS and MFS Related Entities of MFS Institutional International Equity Fund*	782,377	1,485,192	0	0	0	282,314
To MFS and MFS Related Entities of MFS Institutional Large Cap Value Fund*	782,377	1,485,192	0	0	0	282,314

	2010		2009
Aggregate fees for non-audit services:
To MFS Institutional International Equity Fund, MFS and MFS Related Entities#	1,096,685		1,870,505
To MFS Institutional Large Cap Value Fund, MFS and MFS Related Entities#	1,096,340		1,870,167

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: August 17, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 17, 2010

*	Print name and title of each signing officer under his or her signature.